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                                                                    EXHIBIT 10.1

                         REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), effective as of February 2, 1999, is made by and between CustomTracks Corporation, a Texas corporation (the "Company"), and Lante Corporation, an Illinois corporation (the "Holder"). Terms used herein with their initial letter capitalized but not defined herein will have the meaning given such terms in the Option (as defined below), unless the context otherwise requires.

                                  WITNESSETH:

          WHEREAS, the Company and the Holder have entered into a Stock Option Agreement as of the date hereof whereby the Holder has been granted an option (the "Option") to acquire up to 500,000 shares of the Company's common stock, $.01 par value per share (the "Common Stock");

          WHEREAS, the Company desires to grant the Holder certain registration rights with respect to such shares of Common Stock issuable under the Option in accordance with the terms and conditions set forth herein;

          NOW, THEREFORE, the Company and the Holder agree as follows:

          1.  Shares.  As used herein, the term "Shares" shall mean the shares
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of Common Stock issuable upon the exercise of the Option.

          2.  Registration.  Upon its receipt of a written notice from the
              ------------
Holder at any time following the thirtieth day preceding each of the Vesting Dates, the Company shall prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 (or such successor or other form as the SEC may stipulate or require) under the Securities Act of 1933, as amended (the "Securities Act") covering the Shares that vest on the upcoming Vesting Date in question or shall have vested any time previously (other than Shares that have vested as a result of an Acceleration Notice and which would not otherwise have been scheduled to vest on the upcoming Vesting Date or previously). The Company shall use its commercially reasonable efforts to cause such registration statement to become effective as promptly as practicable after receipt of the written notice. The Company shall also file such post-effective amendments to such registration statement in order for it to remain effective without lapse until the earlier of (i) 90 days following the date the registration statement is declared effective or (ii) all the Shares so registered have been sold, subject to the two immediately following sentences. Upon request of the Holder and subject to the consent of the Company (which consent is not to be unreasonably withheld), the effectiveness of the registration statement will be extended for up to an additional 30 days. If, during the effectiveness of the registration statement, the Holder determines that it no longer desires to sell any (or further) Shares at that time, the Holder will so advise the Company so that the Company can withdraw the registration statement. The Holder

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shall be entitled to make three registration requests under this Section 2. The
                                                                 ---------
Holder shall pay the expenses described in Section 4 for each registration
                                           ---------
pursuant to this Section 2.
                 ---------

      3.  Registration Procedures.  If, and whenever, the Company is required by
          -----------------------
Section 2 to effect the registration of Shares under the Securities Act, the
---------
Company will as expeditiously as possible:

          (a) prepare and file with the SEC a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective for the period set forth in Section 2
                                                                      ---------
(the "Effective Period");

          (b) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the Effective Period as may be reasonably necessary to effect the sale of such securities;

          (c) furnish to the Holder and to the underwriters of the securities being registered, such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Holder and such underwriters may reasonably request in order to facilitate the public offering of such securities;

          (d) use commercially reasonable efforts to register or qualify the Shares covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Holder may reasonably request in writing within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or subject itself to taxation in a jurisdiction where it had not previously been subject to taxation, or take any other action that would subject the Company to service of process in a lawsuit other than one arising out of the registration of the Shares;

          (e) notify the Holder, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

          (f) notify the Holder promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

          (g) prepare and file with the SEC, promptly upon the request of the Holder, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Holder (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Shares by the Holder;

          (h) prepare and promptly file with the SEC and promptly notify the Holder of the filing of such amendment or supplement to such registration statement or prospectus as may

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be necessary to correct any statements or omissions if, at any time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

          (i) advise the Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

      4.  Expenses.  Subject to the limitation stated in the next sentence, all
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fees, costs, and expenses of and incidental to such registration and public offering of the Shares in connection therewith shall be borne by the Holder, including any commissions and transfer taxes in respect of the sale of its Shares. The Holder's liability for the fees and expenses of the Company's professional advisors in connection with the registration of each S-3 and the public offering of the Shares in connection therewith shall be limited to $12,500 (in 1999 dollars) per S-3.

      5.  Indemnification.
          ---------------

          (a) The Company will indemnify and hold harmless the Holder, its directors, officers, employees, and agents, any underwriter (as defined in the Securities Act) for the Holder and any person controlling the Holder or such underwriter from and against, and will reimburse such persons with respect to, any and all loss, damage, liability, cost and expense to which such persons may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of the Holder in writing specifically for use in the preparation thereof. The Company will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

          (b) The Holder will indemnify and hold harmless the Company, its directors, officers, employees, and agents, any underwriter for the Company and any person controlling the Company or such underwriter from and against, and will reimburse such persons with respect to, any and all loss, damage, liability, cost and expense to which such persons may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or

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supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by or on behalf of the Holder specifically for use in the preparation thereof. The Holder will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

          (c) Promptly after receipt by an indemnified party pursuant to the provisions of Subsection (a) or (b) of this Section 5 of notice of the
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commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said
Subsection (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party, except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend against or compromise such claim. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any action include both the
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indemnified party and the indemnifying party and there is a conflict of interest that would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to an indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said Subsection (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than out-of-pocket costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

      6.  Miscellaneous.
          -------------

          (a) Any notice to be given to the Company under the terms of this Agreement shall be in writing, addressed to the Company at its principal executive offices, Attn: Chief Financial Officer; and any notice to be given to the Optionee shall be addressed to the Optionee at its address set forth in the Engagement Letter. A party may specify a different address for receiving notice by giving written notice thereof to the other parties. Any such notice shall be deemed to have been duly given upon receipt.

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          (b) The Optionee may not Transfer this Agreement or its rights and privileges hereunder, except in connection with a Transfer of the Option. Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the assignees, representatives, executors, successors or beneficiaries of the parties hereto.

          (c) The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Texas and the United States, as applicable, without reference to the conflict of laws provisions thereof.

          (d) If any provision of this Agreement is declared or found to be illegal, unenforceable or void, in whole or in part, then the parties shall be relieved of all obligations arising under such provision, but only to the extent that it is illegal, unenforceable or void, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives.

          (e) All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement.

          (f) The parties shall execute all documents, provide all information, and take or refrain from taking all actions as may be necessary or appropriate to achieve the purposes of this Agreement.

          (g) This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior written and prior or contemporaneous oral agreements and understandings pertaining hereto.

          (h) No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

          (i) This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

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          IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below, to be effective as of the date first above written.

                                 CUSTOMTRACKS CORPORATION


                                 By:    /s/ Ronald A. Woessner
                                        ------------------------------
                                        Ronald A. Woessner

                                 Its:   Vice President
                                        ----------------------------

                                 Date:  April 15, 1999
                                        ----------------------------



                                 LANTE CORPORATION


                                 By:    /s/ Pete Georgiadis
                                        ----------------------------

                                 Its:   COO
                                        ----------------------------

                                 Date:  4/16/99
                                        ----------------------------

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